VOYA SEPARATE PORTFOLIOS TRUST

Voya Emerging Markets Local Currency Debt Fund

(the "Fund")

Supplement dated June 17, 2022

to the Fund's Class I and Class P Shares' Summary Prospectus, Prospectus

and related Statement of Additional Information each dated July 31, 2021, as supplemented

On May 25, 2022, the Fund's Board of Trustees approved a proposal to liquidate the Fund on or about June 30, 2022. Leading up to the liquidation, as the Fund begins to transition its portfolio in anticipation of making its liquidating distributions, the Fund may deviate from its investment objectives and policies.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE